UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2015

HARRIS & HARRIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	0-11576	13-3119827
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 Broadway

New York, New York 10018

(Address, including zip code, of Principal Executive Offices)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 8.01 under the heading “Administration Services Agreement” below is hereby incorporated by reference.

Item 8.01. Other Events.

Administration Services Agreement

On March 13, 2015, H&H Ventures Management, Inc. (“Ventures”), a wholly owned subsidiary of Harris & Harris Group, Inc., (the “Company”), entered into an Administrative Services Agreement (“Agreement”) with AutoTech Management, L.L.C. (“AutoTech”). AutoTech has been organized to serve as the management company to a venture fund. That fund will make investments in the transportation industry, an industry that is not currently within the investment focus of the Company. As part of this Agreement, Ventures will provide advice on certain administrative services related to AutoTech for which it will be compensated.

In connection with Ventures entering into the Agreement, Alexei A. Andreev, Executive Vice President and Managing Director of the Company, formally notified the Company that he will join AutoTech as a Managing Director prior to the closing of the fund. Based on information from AutoTech and Mr. Andreev, the Company currently anticipates the closing of the fund to be during the first half of 2015. When Mr. Andreev joins AutoTech, he will remain with the Company as a part-time employee to assist the Company as its representative on the board of directors of D-Wave Systems, Inc., Adesto Technologies Corporation, EchoPixel, Inc., and UberSeq, Inc., (collectively, the "Legacy Companies"), until such time that the Company and/or Andreev change that representation. At such time that Mr. Andreev becomes a Managing Director of AutoTech, he will no longer be an executive officer of the Company, and he will assume the title of Venture Partner. There can be no certainty that AutoTech’s effort to raise capital for the fund will be successful.

Annual Letter to Shareholders and Financial Position for year ended December 31, 2014

On March 16, 2015, the Company released the Annual Letter to Shareholders, which is available on the Company’s website at www.HHVC.com. A copy of the Annual Letter to Shareholders is attached as Exhibit 99.1 to this Form 8-K, and the Company's press release regarding its summary of Financial Position for the year ended December 31, 2014, issued March 16, 2015, is attached to this Form 8-K as Exhibit 99.2.

This Form 8-K and the Annual Letter to Shareholders may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this Form 8-K and the Annual Letter to Shareholders. Please see the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as well as subsequent SEC filings, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to, the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

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Additional Information

The reference to the website www.HHVC.com has been provided as a convenience, and the information contained on such website is not incorporated by reference into this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

99.1	Annual Letter to Shareholders
99.2	Press Release, dated March 16, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS & HARRIS GROUP, INC.

Date:	March 16, 2015	By:	/s/ Douglas W. Jamison
Douglas W. Jamison
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Letter to Shareholders
99.2	Press Release, dated March 16, 2015

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